Exhibit 99.1
The Transformation of Wheeling-Pittsburgh November 2006

The information contained in this presentation, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. In particular, statements containing estimates or projections of future operating or financial performance are not historical facts, and only represent a belief based on various assumptions, all of which are inherently uncertain. Forward-looking statements reflect the current views of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, factors relating to (1) the risk that the businesses of CSN Holdings and Wheeling-Pittsburgh will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the ability of CSN, CSN Holdings and Wheeling-Pittsburgh to realize the expected benefits from the proposed strategic alliance, including expected operating efficiencies, synergies, cost savings and increased productivity, and the timing of realization of any such expected benefits; (3) lower than expected operating results for Wheeling-Pittsburgh for the remainder of 2006 or for the strategic alliance; (4) the risk of unexpected consequences resulting from the strategic alliance; (5) the risk of labor disputes, including as a result of the proposed strategic alliance or the failure to reach a satisfactory collective bargaining with the production employees; (6) the ability of the strategic alliance to operate successfully within a highly cyclical industry; (7) the extent and timing of the entry of additional competition in the markets in which the strategic alliance will operate; (8) the risk of decreasing prices for the strategic alliance's products; (9) the risk of significant supply shortages and increases in the cost of raw materials, especially carbon slab supply, and the impact of rising natural gas prices; (10) rising worldwide transportation costs due to historically high and volatile oil prices; (11) the ability of the strategic alliance to complete, and the cost and timing of, capital improvement projects, including upgrade and expansion of Wheeling-Pittsburgh's hot strip mill and construction of an additional galvanizing line; (12) increased competition from substitute materials, such as aluminum; (13) changes in environmental and other laws and regulations to which the strategic alliance are subject; (14) adverse changes in interest rates and other financial market conditions; (15) failure of the convertible financing proposed to be provided by CSN to be converted to equity; (16) changes in United States trade policy and governmental actions with respect to imports, particularly with respect to restrictions or tariffs on the importation of carbons slabs; and (17) political, legal and economic conditions and developments in the United States and in foreign countries in which the strategic alliance will operate. There is no guarantee that the expected events, trends or results will actually occur. The statements are based on many assumptions and factors, and any changes in such assumptions or factors could cause actual results to differ materially from current expectations. CSN, CSN Holdings and Wheeling-Pittsburgh assume no duty to update forward-looking statements. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained in CSN's and Wheeling-Pittsburgh's filings with the SEC. Template Color Palette Headline: UBS Headline Font: Frutiger 55 Roman Default Font Size for Text: 14 R=185 G=0 B=0 R=255 G=210 B=0 R=76 G=70 B=186 R=100 G=155 B=110 R=155 G=155 B=155 R=132 G=87 B=165 R=11 G=138 B=225 Forward-Looking Statements

Table of Contents Section 1 Background and Process 3 Section 2 CSN Strategic Alliance 8 2.A Transaction Summary 9 2.B Strategic Advantages 14 2.C Financial Advantages 21 2.D Transaction Details 27 Section 3 Proposal Comparison - CSN vs Esmark 30 Section 4 Conclusion/Timeline 35 Appendix A Operating Assumptions 39 Appendix B CSN Overview 41

Section 1 Background and Process

Dramatic Changes to Steel Industry's Landscape... .... Have significantly contributed to defining WPSC's Strategic Goals Consolidation and Globalization Steel Sector has witnessed significant consolidation, giving the industry's emerging behemoths a variety of strategic business advantages: broader market / product base and customer diversity operating and cost efficiencies from higher production volumes production flexibility in down cycles stronger negotiating position with raw material and other suppliers capacity growth in developing nations likely to create tougher competition Highly Volatile Raw Materials and Energy Market certain bulk commodities used in integrated steelmaking process experienced unusual hikes in recent past (e.g. iron ore world pricing spiked over 70% in April 2005 vs. prior year, scarcity of coal supply drove pricing up over $100 per ton)...prices have remained at an elevated level to date natural Gas pricing reached record levels in early 2006 alloys and coating materials have also experienced abnormal increases

Wheeling-Pittsburgh's Strategic Goals... Actions Goals ....Significantly higher earnings potential and increased stability driving shareholder value

Extensive and Rigorous Search Process Conducted exploratory talks with 9 parties regarding strategic alternatives in most recent 18 months and signed confidentiality agreements with 8 parties Proposals received from CSN and Esmark CSN proposal and business plan jointly developed with WPC with clear synergistic benefits Esmark proposals changed numerous times and benefits and assumptions unsubstantiated Committee of independent directors formed to analyze proposals Two-step process with CSN designed to accommodate union concerns at this time Strong endorsement of CSN proposal by WPC Board of Directors resulting in execution of definitive merger agreement

Search Process Timeline

Mar/Apr 2005
WPC begins discussions with 3 potential strategic partners

June 2005
Initial discussions with Esmark begin

Sept 2005
WPC receives written proposal from Esmark; Board of Directors updated on discussions with potential partners

Dec 2005
WPC begins discussions with additional potential strategic partners, including CSN

Feb 2006
WPC receives revised written proposal from Esmark and CSN; WPC Board meets to discuss proposals, with decision to extend 30-day exclusivity to CSN

Mar 2006
WPC Board receives revised proposals from CSN and Esmark. No extension of CSN exclusivity period. Discussions with Esmark and CSN continue

Apr 2006
WPC receives revised written proposals from Esmark and CSN. WPC grants USW request for extension of time to permit Esmark presentation to the Board. Special independent committee of the Board formed to evaluate transactions

May 2006
WPC and CSN publicly announce pursuit of strategic alliance involving minority investment by CSN and a long-term supply agreement

July 2006
Esmark announces plan to seek election of new slate of directors at upcoming annual WPC shareholder meeting and announces public its transaction proposal

Aug 2006
WPC announces negotiation of material points with CSN to combine CSN's North American assets with WPC; USW announces support for Esmark proposal and opposition to CSN proposal

Oct 2006
WPC and CSN sign merger agreement

Wheeling Pittsburgh Corporation
a metal products company

7

Section 2 CSN Strategic Alliance

Section 2.A Transaction Summary

Transaction Summary Transaction Overview Transforming Capital Investment by CSN Slab Supply Agreement WPC shareholders to own 50.5% of New WPC and CSN to own 49.5% New WPC common stock will be publicly listed Protections for non-CSN shareholders Long-term slab supply agreement with CSN Market pricing based on targeted volumes Favorable working capital terms provide $260 million in liquidity Concurrent with merger, CSN to provide $225 million in financing Proceeds used to upgrade and expand WPC hot strip mill, add galvanizing line at Indiana Steel Processing, and improve WPC liquidity position Upon USW consent, convertible into common shares of New WPC expected to increase CSN ownership to approximately 64% 3-year maturity with conversion at the option of both WPC and CSN Modern Steel Processing Facility WPC to acquire CSN LLC (CSN's North American operations, to be renamed "Indiana Steel Processing" or "ISP") which will become a wholly-owned subsidiary of New WPC Commercial Agreements ISP to be exclusive sales agent for CSN products in US and Canada Technology sharing CSN Proposal Enhancement Enhancement to current definitive agreement received on November 4, 2006

Pro Forma Ownership and Corporate Structure at Closing CSN WPC Public Shareholders New WPC Indiana Steel Processing WPSC Holdings Corporation WPSC 100% 100% 100% 49.5% 50.5%

Enhanced CSN Proposal Received on November 4, 2006 Enhancements by CSN to existing definitive agreement with WPC "responsive" to issues raised by current shareholders Provides shareholders "choice" to participate in the future upside of the transaction and /or immediately monetize their position at a premium to current market price. Shareholder can elect to receive: a share of common stock in the new combined company (A Share), or a depositary share that requires CSN to pay $30 per share in cash four years after the merger (B Share), or a combination of A and B Shares B Shares will be limited to 50% of the shares issued to WP stockholders, and 60% of the total consideration B Shares will be common stock of new combined company, deposited with a depositary and listed on the NASDAQ Market established for shareholders wishing to immediately monetize their holdings Commitment to discuss additional ways for current Wheeling-Pittsburgh shareholders to participate in economic upside on shares underlying the convertible note CSN proposal is subject to negotiation and execution of definitive agreements by both parties

Governance Provisions and Shareholder Rights New WPC Board of Directors to consist of 11 directors 5 independent directors from existing independent WPC directors 2 USW directors James Bradley 3 directors designated by CSN Board will be staggered with a mix of independent and CSN directors to preserve independence Protections for non-CSN shareholders standstill provisions limit CSN's ability to acquire additional shares without independent director approval unless CSN makes an offer to acquire all shares of New WPC shares not owned by CSN consummation of any such tender offer is also conditioned upon a majority of such shares being tendered restriction on CSN's ability to reduce ownership interest New WPC will remain listed on the NYSE, NASDAQ or other major US securities exchange for a minimum of 5 years unless a majority of the independent directors decide otherwise Material agreements (involving payments of over $10mm) with CSN will require independent directors' approval includes quarterly review of CSN slab prices versus market independent board of directors' oversight to continue post-conversion CSN to be granted certain preemptive rights to prevent dilution in the event of future equity offerings, and customary registration rights Overall, significant protections exist for non-CSN shareholders

Section 2.B Strategic Advantages

CSN as Strategic Partner Provides Compelling Industrial Logic Hot strip mill upgrade increases capacity to 4.0mm tons energy efficient new furnace will drive a competitive cost structure through gas savings additional throughput of 600,000 tons reduces costs per ton significant operating efficiencies and improved productivity Slab agreement provides long-term guaranteed source of supply CSN ownership interest in Wheeling-Pittsburgh provides economic incentive to supply slabs promotes variable cost structure favorable working capital terms Indiana Steel Processing facility provides increased downstream capabilities broader value added product offering and specifications than current WPC cold- rolling capability adds additional 1,000,000 tons of high-quality processing capacity, including, after capital investments, 700,000 tons of hot-dip galvanized capacity provides pull-through for additional slabs to be marketed as value-added products Transforming capital investment funded by $225 million financing Exclusive US and Canadian distribution rights of CSN's flat-rolled steel products Technology and knowledge sharing Improved financial liquidity position and significant long-term earnings potential

Hot Strip Mill Upgrade and ISP Provide Strategic Fit WPC Standalone Pro Forma CSN 1.3mm Slabs + + WPC 2.8mm Slabs Upgraded Hot Strip Mill 4.0mm Pro Forma Shipments3. 8mm ISP Finishing 1.1mm + WPC Finishing 1.6mm WPC HRC 1.1mm Note: Sequential numbers do not total due to yield loss 1 Full capacity of 3.4mm tons not projected due to difficulty in procuring needed slabs as standalone company + Hot Strip Mill 3.1mm1 WPC Finishing 1.6mm WPC Shipments 2.6mm WPC HRC 1.0mm WPC 2.8mm Slabs 3rd Party 0.4mm Slabs Enables significantly higher volume

Broader Value-Added Product Offering 65% Value-Added Products 70% Value-Added Products 2005 WPC Standalone Pro Forma1 Increase in volume to 4mm tons Note: 1 Pro forma product offerings reflect combination of WPC and Indiana Steel Processing, completion of upgrades to the hot strip mill (including a new walking beam furnace), the new galvanizing line and related capital expansion and upgrade projects Volume = 2.1mm tons Volume = 3.8mm tons

Favorable Long-Term Slab Supply Agreement Significantly Augments Raw Steel Capacity 10-year slab supply agreement with CSN Market price 4-6 weeks of CSN's inventory on site Favorable working capital terms WPC's current raw steel production is limited to 2.8 million tons annually New WPC upgraded hot strip mill will increase capacity to 4.0 million tons annually upgraded hot strip mill requires additional slabs Promotes variable cost structure CSN's economic interests aligned with New WPC performance through significant minority investment Requirements contract providing, over time, up to 2.6 million tons of slabs per year Committee comprised of independent directors will review supply pricing and terms on a quarterly basis

Contributes 1,000,000 tons of processing capacity for value-added products Indiana Steel Processing Overview Indiana Steel Processing Overview Overview of Facility Modern independent steel processing facility located in Terre Haute, Indiana with annual cold rolling capacity of 0.9 million tons Capability to produce 0.0105 inch thick, 72 inch wide flat-rolled grades Previously Heartland Steel, formed in 1998 Purchased in June 2001 by CSN as platform for future North American growth Strategically located to serve Midwest region which consumes two-thirds of steel produced in the US Recently expanded sales force in anticipation of expansion (25 individuals serving 210 customers in 33 states) End customers include steel manufacturers, steel service centers, large distributors, and OEM, appliances and containers manufacturers Sole distributor of CSN products in the US and Canada Estimated new construction costs for similar value-added processing assets of $250-$300 million Inconsistent historical earnings due to supply chain issues, expected to be resolved with merger

Enables funding for timely expansion and modernization at a level beyond WPC's access to capital 3-year $225 million note payable to CSN provides potential for ultimate equity infusion Use of proceeds in strategic capital investments, to pay down debt and to enhance liquidity $75 million for hot strip mill improvements and to construct new walking beam furnace at WPSC $75 million to construct new hot dip galvanizing line at Indiana Steel Processing $75 million for WPSC to pay down term loan and to enhance liquidity Interest rate of 9% PIK, no financial covenants Upon USW consent, convertible at the option of the holders or New WPC into common shares expected to increase CSN ownership to approximately 64% Transforming Capital-Cash Into Company Immediately

Section 2.C Financial Advantages

Significant Pro Forma Earnings Potential Operating Income Sources of Operating Growth Up to Notes: 1 New WPC volumes include historic Indiana Steel Processing volumes plus growth of 0.6mm tons 2 Pro forma potential operating income for 2009 reflects the combination of WPC and Indiana Steel Processing and a slab agreement with CSN. Previously estimated at $270 million, revised for approximately $20 million of non-cash depreciation and amortization arising from application of purchase accounting and resulting step-up of Indiana Steel Processing assets. Pro forma figures reflect completion and a full year impact of upgrades to the hot strip mill (including a new walking beam furnace), the new galvanizing line and related capital expansion upgrade projects. See appendix for relevant assumptions

Significant Pro Forma Earnings Potential Expected potential increase in operating income of up to $200 million

Pro Forma Earnings Potential Reasonable Compared with Peers Comparable Company Average 1Q2004-2Q2006 Operating Income/Ton1 Source: Company filings Notes: 1 Adjusted for extraordinary and unusual items 2 Not pro forma for Arcelor 3 Pro forma potential operating income for 2009 reflects the combination of WPC and Indiana Steel Processing and a slab agreement with CSN. Previously estimated at $270 million, revised for approximately $20 million of non-cash depreciation and amortization relative to consideration of purchase accounting and resulting step-up of Indiana Steel Processing assets. Pro forma figures reflect completion of and a full year impact of upgrades to the hot strip mill (including a new walking beam furnace), the new galvanizing line and related capital expansion upgrade projects. See appendix for relevant assumptions

Higher Operating Efficiencies and Flexible Cost Structure Increased reliance on EAF and purchased slabs provides more variable cost structure 2006E WPC Standalone HRC Production Pro Forma HRC Production1 Note: 1 Pro forma hot-rolled coil production reflects combination of WPC and Indiana Steel Processing, completion of upgrades to the hot strip mill (including a new walking beam furnace) Volume = 2.8mm tons Volume = 4.0mm tons

Significantly Enhanced Shipments... ....expected from strategic capital investments New WPC Shipments1,3 Indiana Steel Processing Shipments2,3 $75 million capital investment (includes new walking beam furnace) $75 million capital investment (includes new 350k ton capacity galvanizing line) Notes: 1 New WPC shipments include Indiana Steel Processing shipments 2 Indiana Steel Processing excludes direct import shipments and scrap sales 3 Assumes timely completion, at projected costs, of walking beam furnace, galvanizing line and related capital expansion and upgrade projects, and operation at full capacity

Section 2.D Transaction Details

10-year agreement Market price prices determined at order date if parties disagree on market price, slabs may be obtained from another supplier and CSN must match such offer or purchase such slabs on behalf of WPC and ISP and provide terms per slab agreement Volumes based on WPC and ISP requirements reviewed quarterly Maximum volume of up to 2.6 million tons per year (variable year to year) ability to increase supply up to 400,000 tons/year in each of first 5 years by mutual agreement Favorable working capital terms guaranteed 4-6 weeks of inventory on-site at all times supported by CSN 30 day terms following use of slabs during Year 1 of contract, pay as processed thereafter title transfer upon consumption at hot strip mill, eliminating required working capital from order to use Subject to oversight of independent directors of WPC Key Terms Benefits Allows for expansion to 4mm ton producer Promotes variable cost structure Minimal working capital funding requirements terms imply $160mm of working capital financing based on annual volume of 1mm tons of slabs Taps into increased slab making capacity of CSN expected to come online by 2010 Economic interests aligned through significant minority investment Favorable Long-Term Slab Supply Agreement Underscores Business Plan

Key Convertible Financing Terms

Section 3 Proposal Comparison - CSN vs Esmark

CSN Alliance Provides Superior Value

CSN - Solid Liquidity Position Esmark - No Improvement2 Notes: 1 18 weeks of inventory for 1mm tons 2 Includes new $350mm revolving credit facility net of $100 million revolver and assumed $200 million Term Loan repayment 3 Per press release filed on October 26, 2006 status and terms are unclear. $150 million based on proposal presented to Board Superior Pro Forma Financial and Liquidity Position

United Steelworkers and the VEBA The VEBA Trust is an independent entity separate from the United Steelworkers (USW), representing the financial interest of retired Wheeling-Pittsburgh Steel employees VEBA shares are managed by trustee US Trust Corporation, USW does not control VEBA voting shares VEBA Trust held 2.3 million shares as of 9/18/06, the record date only 1.0 million shares have voting rights for election of directors VEBA can vote all shares on other shareholder issues including approval of proposed merger transaction Collective Bargaining Agreement (CBA) signed with USW post-emergence from bankruptcy in 2003 grants USW a right-to-bid Stipulated USW right-to-bid period on CSN proposal expired on October 15, 2006 USW did not bid or assign its right-to-bid to any party Management believes the successorship provision of the CBA does not apply and cannot be used by the USW to prevent the proposed CSN agreement, if approved by shareholders VEBA Voting Shares Right-to-Bid Successorship

CSN Is The Right Next Step for WPC Result of rigorous, proactive process driven by strong, independent Board 18 month process included broad range of potential options formal proposals evaluated by committee of independent board members Compelling strategic fit increased capacity at hot strip mill broader value-added product capabilities highly attractive integrated network of facilities Unique, critically important slab agreement aligned economic interests and 10-year commitment promotes variable cost structure favorable working capital terms Clear, supportable economic benefits significant operating efficiencies and improved productivity substantial operating earnings growth enhanced liquidity and capital investment plan Esmark proposal lacks strategic rationale, undervalues WPC, is based on unsupported assumptions, and benefits primarily Esmark's owners Strong Strategic Fit Resulting in Superior Value for Wheeling-Pittsburgh Shareholders

Section 4 Conclusion/Timeline

October 24, 2006 WPC and CSN sign merger agreement November 17, 2006 Annual shareholders' meeting to vote on election of Board of Directors January 2007 Special shareholders' meeting to vote on approval of CSN transaction Shareholder Meeting Timing 2 Shareholder Meetings November 17, 2006: Annual shareholder meeting to vote on existing WPC board of directors or Esmark proposed directors January 2007: Special shareholder meeting to vote on approval of CSN transaction Early November 2006 File required regulatory merger documents (Form S-4) October 25, 2006 Proxies mailed for November shareholders' meeting to vote for election of Board of Directors

Existing Board Continues to Practice Good Governance... Visited and listened to large shareholders after August 3rd announcement Had numerous communications with large shareholders regarding impression of alternatives (WPC and CSN) Extended right-to-bid period for USW or assignee for 5 weeks; provided due diligence information Last week of September 2006, conducted exploratory due diligence with most recent interested party Tontine filed 13D; discussed standalone challenges, no firm proposal provided Revisited largest shareholders regarding alternatives Board received UBS' opinion as to the fairness, from a financial point of view, to the holders of Wheeling-Pittsburgh common stock, of the exchange ratio in the merger Signed definitive Merger Agreement as best available strategy (including standalone) No expense reimbursement or breakup fee Terminated Shareholder Rights Plan ("poison pill") on October 24, 2006 Shareholder acceptance of proposed CSN merger being evaluated Merger agreement out for "Superior Proposal" to CSN

Existing Board's Practice of Good Governance and Transparency Ensures Best Value for All Shareholders Re-election of existing Board maintains shareholder options shareholder acceptance of proposed CSN merger is still being assessed further CSN proposal changes possible during two weeks before annual meeting Board can terminate agreement for superior offer Esmark proposed Board commitment to the Esmark proposal limits alternative agreements Esmark's new proposal lacks clarity regarding investor options pertaining to its $200 million rights offering and stock buyback plans. In addition, public announcement on proposal lacks details about its business plan and how future profitability and liquidity would be improved. Wheeling-Pittsburgh's current Board of Directors has pursued a rigorous and thorough process before entering into its definitive Merger Agreement with CSN. The agreement has been structured to ensure that the current Board will continue to have flexibility to react to new developments and act in the best interests of all shareholders Conclusion

Appendix A Operating Assumptions

Assumptions For Operating Earnings Potential Overall the projections are based upon market conditions in the steel industry which have existed to date in 2006 and those that we expect to prevail for the balance of the year for Wheeling Pittsburgh Corporation except as otherwise described below operating income from the contribution of Indiana Steel Processing shipments is a function of an expected average spread between selling prices and costs. These spreads are assumed to remain constant after the completion of the transaction except as a result of changes due to the planned addition of a galvanizing line or for greater volume Commercial shipments for the merged companies are expected to increase due to the acquisition of Indiana Steel Processing and as a result of capital investments as seen on page 25 expected product mix is reflected on page 17 hot rolled selling prices and spreads over metallic costs are assumed to be stable throughout the projection period the spread of downstream steel product selling prices over hot rolled prices are projected to remain stable throughout the projection period income resulting from distribution in the U.S. and Canada of CSN flat rolled products remains stable throughout the projection period relationship between coated product prices and zinc costs do not reflect current year zinc cost increases Operating Costs no change in major raw materials related to integrated steel production (including iron ore and coke) scrap and purchased slab remain constant in relation to selling prices (spreads are maintained) source for HRC production becomes more flexible as seen on page 26 walking beam furnace installation in 2008 provides gas usage savings. Natural gas costs are assumed to approximate current year levels throughout the projection period USW represented labor costs reflect increases for the provisions in the existing contract (expiring 8/31/08) and estimates related to a new labor agreement Improved fixed cost absorption with the expected higher HSM and finishing volumes modest purchasing synergies are projected on non-labor spending Selling, General and Administrative SG&A costs increase primarily due to the addition of Indiana Steel Processing Depreciation depreciation costs increase due to estimated capital spending for the walking beam furnace, new galvanizing line, and other investments and as a result of incremental depreciation on the step-up of ISP assets

Appendix B CSN Overview

CSN Overview Leading global steel producer with operations in Latin America, North America and Europe more efficient tapping of furnace Fully integrated steel producer and largest coated steel producer in Brazil. Current capacity of iron ore (2007): 21.5mm metric tonnes crude steel: 5.6mm metric tonnes rolled products: 5.1mm metric tonnes coated steel: 2.9mm metric tonnes Among the lowest cost steel producers in the world Announced plans to build two new plants with total annual production capacity of 9 million metric tonnes to provide additional slabs by 2010 Currently in process of expanding Casa de Pedra iron ore mine from 16Mt/yr to 53 Mt/yr capacity 1.8 billion metric tonnes of reserves Publicly traded on Sao Paolo (BOVESPA) and New York (NYSE) stock exchanges Company Overview Significant Financial Strength1 Source: Bloomberg, CSN 2Q06 press release dated August 9, 2006 Note: 1 Financials for consolidated company